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                                                                   EXHIBIT 10.11

                                Lease Agreement
                            Basic Lease Information


Lease Date:                  September 28, 1999

Landlord:                    WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP,
                             a Delaware limited partnership

Landlord's Address:          c/o Legacy Partners Commercial, Inc.
                             101 Lincoln Centre Drive, Fourth Floor
                             Foster City, California 94404-1167

Tenant:                      Foundry Networks, Inc.,
                             a California corporation

Tenant's Address:            2100 Gold Street
                             San Jose, California  95002

Premises:                    70,755 rentable square feet as shown on Exhibit A

Premises Address:            2100 Gold Street
                             San Jose, California  95002

Building :                   Building A, consisting of 70,755 rentable square
                             feet

(Park's tax  parcels):       APN 015-34-27, 015-34-28, 015-34-77, 015-34-78

Park: Legacy Tech Park@237:  Approximately 302,186 rentable square feet

Term((P)2):                  January 1, 2000 ("Commencement Date"), through
                             December 31, 2005 ("Expiration Date")

Base Rent ((P)3):            No Dollars ($0.00) per month commencing January 1,
                             2000 through March 31, 2000.

Advance Rent ((P)3):         Seventy One Thousand and 00/100 Dollars
                             ($71,000.00).

Adjustments to Base Rent:    Effective April 1, 2000, the Base Rent shall
                             increase to $71,000.00 per month ($1.003 per rentable sf) Effective July 1, 2000, the Base Rent shall increase to $127,359.00 per month ($1.80 per rentable sf) Effective January 1, 2001, the Base
                             Rent shall increase to $131,816.57 per month
                             ($1.863 per rentable sf) Effective January 1, 2002, the Base Rent shall increase to $136,430.14 per month ($1.928 per rentable sf) Effective January 1, 2003, the Base Rent shall increase to $141,205.20 per month ($1.996 per rentable sf) Effective
                             January 1, 2004, the Base Rent shall increase to
                             $146,147.38 per month ($2.065 per rentable sf)

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                             Effective January 1, 2005, the Base Rent shall
                             increase to $151,274.19 per month ($2.138 per rentable sf)

                             Notwithstanding the foregoing Annual Adjustment Dates, the actual Annual Adjustments to Base Rent shall occur on the annual anniversary of the Commencement Date.

Security Deposit ((P)4):     One Hundred Sixty Nine Thousand One Hundred Four
                             and 00/100 Dollars ($169,104.00) subject to Section
                             4 herein.

*Tenant's Share of Operating Expenses ((P)6.1):       23.41% of the Park
*Tenant's Share of Tax Expenses ((P)6.2):             23.41% of the Park
*Tenant's Share of Common Area Utility Costs ((P)7):  23.41% of the Park
*Tenant's Share of Utility Expenses ((P)7):           100% of the Building
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((P)9):  The Premises shall be used solely for sales, marketing, design, research and development, light manufacturing, office and administration of networking equipment products and for no other purposes without Landlord's prior written consent, but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof.

Unreserved
Parking Spaces:         Two hundred forty (240) non-exclusive and non-designated
                        spaces

Broker ((P)38):         Cornish & Carey Commercial for Tenant
                        BT Commercial for Landlord

Exhibits:               Exhibit A -   Premises, Building and/or Park
                        Exhibit B -   Tenant Improvements
                        Exhibit C -   Rules and Regulations
                        Exhibit D -   Covenants, Conditions and
                                      Restrictions (Intentionally omitted)
                        Exhibit E -   Hazardous Materials Disclosure
                                      Certificate - Example
                        Exhibit F -   Change of Commencement Date - Example
                        Exhibit G -   Tenant's Initial Hazardous Materials
                                      Disclosure Certificate
                        Exhibit H -   Sign Criteria
                        Exhibit I -   Subordination, Non-Disturbance and
                                      Attornment Agreement

Addenda:            Addendum 1:  Option to Extend the Lease
                    Addendum 2:  Right of First Refusal

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                               Table of Contents

Section                                                         Page

1.    Premises.........................................................    1

2.    Occupancy; Adjustment of Commencement Date.......................    1

3.    Rent.............................................................    3

4.    Security Deposit.................................................    3

5.    Condition of Premises; Improvements..............................    4

6.    Additional Rent..................................................    4

7.    Utilities and Services...........................................    8

8.    Late Charges.....................................................    9

9.    Use of Premises..................................................   10

10.   Alterations; Surrender of Premises...............................   11

11.   Repairs and Maintenance..........................................   13

12.   Insurance........................................................   14

13.   Waiver of Subrogation............................................   16

14.   Limitation of Liability and Indemnity............................   16

15.   Assignment and Subleasing........................................   17

16.   Ad Valorem Taxes.................................................   19

17.   Subordination....................................................   19

18.   Right of Entry...................................................   20

19.   Estoppel Certificate.............................................   20

20.   Tenant's Default.................................................   21

21.   Remedies for Tenant's Default....................................   22

22.   Holding Over.....................................................   23

23.   Landlord's Default...............................................   24

24.   Parking..........................................................   24

25.   Sale of Premises.................................................   24

26.   Waiver...........................................................   24

27.   Casualty Damage..................................................   25

28.   Condemnation.....................................................   26

29.   Environmental Matters/Hazardous Materials........................   26

30.   Financial Statements.............................................   29

31.   General Provisions...............................................   30

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32.   Signs............................................................   31

33.   Mortgagee Protection.............................................   32

34.   Quitclaim........................................................   32

35.   Modifications for Lender (Intentionally omitted).................   32

36.   Warranties of Tenant.............................................   32

37.   Compliance with Americans with Disabilities Act..................   33

38.   Brokerage Commission.............................................   33

39.   Confidentiality..................................................   34

40.   Quiet Enjoyment..................................................   34

41.   Landlord's Ability to Perform Tenant's Unperformed Obligations...   34

42.   Collateral for Performance of Lease Obligations..................   34

43.   Satellite Dish...................................................   36

44.   Tenant's Ability to Perform Landlord's Unperformed Obligations...   37

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                        NNN R&D Development Landlord TI

                                Lease Agreement



Date: The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1.   Premises

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the
Park, subject to the terms of this Lease.   Tenant further agrees that the
number of rentable square feet of the Building and the Park may subsequently change during the Term of this Lease commensurate with any physical modifications by Landlord, and Tenant's Share shall accordingly change. In addition, Tenant shall have the exclusive use of the loading dock area located between the Building and Building B, as outlined on Exhibit A attached hereto.

2.   Occupancy; Adjustment of Commencement Date

     2.1 If on the Commencement Date, Landlord has not delivered possession of the Premises with the Tenant Improvements Substantially Completed (as defined in Exhibit B hereto), Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, however, the Lease Term and the obligation to pay Rent, except as set forth in the Basic Lease Information, shall commence on the date on which Landlord has Substantially Completed the Tenant Improvements in accordance with the provisions of Exhibit B hereto and the annual Adjustments to Base Rent shall be adjusted accordingly. Notwithstanding the foregoing, in the event Landlord cannot deliver to Tenant possession of the Premises with all Tenant Improvements Substantially Complete (as defined in Exhibit B) by February 1, 2000 ("Outside Date") (subject to Force Majeure Delays and Tenant Delays, as such terms are defined in Exhibit B, in which event the Outside Date shall be extended commensurately by the period of time attributable to such delays), Tenant shall receive a credit against Base Rent equal to one (1) day's Base Rent for each day beyond the Outside Date that possession of the Premises is delivered to Tenant with the Tenant Improvements Substantially Complete, but Landlord shall neither be subject to any other liability nor shall the validity of the Lease be affected. In the event Landlord is unable to obtain a building permit ("Permit") for the Tenant Improvements on or before December 31, 1999, then, following such date,

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Landlord may terminate this Lease upon written notice delivered to Tenant by
January 10, 2000. Tenant acknowledges and agrees that Tenant's sole and exclusive remedy for Landlord's failure to deliver possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before the Outside Date (whether due to the failure of Landlord to Substantially Complete the Tenant Improvements, to obtain the Permit or otherwise) shall be to accept a credit to Base Rent equal to one (1) day of Base Rent for each day beyond the Outside Date that possession of the Premises is delivered to Tenant with the Tenant Improvements Substantially Complete, provided however, the maximum credit to Tenant for any delay due to not receiving the initial building permit from the City of San Jose as scheduled, shall be thirty (30) days. Upon Landlord's delivery to Tenant of possession of the Premises with the Tenant Improvements Substantially Complete, Tenant shall promptly deliver written notice to Landlord confirming same (however, any failure by Tenant to deliver to Landlord such written notice shall not affect the effectiveness of this Lease). If the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified herein, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof.

     2.2 Within three (3) business days after the Substantial Completion of the Tenant Improvements, representatives of Landlord and Tenant shall make a joint inspection of the Tenant Improvements and the results of such inspection shall be set forth in a written list specifying the incomplete items as well as those items for which corrections need to be made (the "Punchlist Items"). Landlord and Tenant shall promptly (by no later than three (3) business days thereafter) and in good faith approve the written list of Punchlist Items. Landlord shall use commercially reasonable efforts to cause the Punchlist Items to be promptly completed and/or corrected, as applicable. The performance of the work associated with the Punchlist Items shall be performed in such a manner so as not to preclude or substantially prevent Tenant's ability to conduct its operations in the Premises. Upon the completion of the Punchlist Items, to Tenant's reasonable satisfaction, Tenant shall immediately notify Landlord in writing that such items have been completed to Tenant's reasonable satisfaction. In addition to the Punchlist Items, Landlord shall also use commercially reasonable efforts to cause the general contractor to correct any other deficiencies or defects in the Tenant Improvements during the thirty (30) day
period following Substantial Completion of the Tenant Improvements.   Except as
set forth below, if Tenant fails to timely deliver to Landlord any such written notice of the aforementioned deficiencies or defects within said 30-day period, Landlord shall have no obligation to perform any such work thereafter. Landlord and the General Contractor (as defined in Exhibit B) shall provide Tenant with a customary warranty for the Tenant Improvements for a period of one (1) year following Substantial Completion; provided, however, any claim by Tenant under said warranty against General Contractor must be made by Tenant in writing within said one (1) year period and must include the specific nature of the problem. Tenant shall have the right , together with Landlord, to concurrently enforce any warranties made by the General Contractor or material suppliers in favor of Landlord with respect to the construction of the Tenant Improvements. In addition, Tenant shall be subrogated to the

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rights of Landlord against the General Contractor to the extend Tenant has paid amounts to Landlord to correct defects or deficiencies in the construction of the Tenant Improvements.

     2.3 If, at any time, Tenant is in material default of any term, condition or provision of this Lease beyond any applicable cure period, any such waiver by Landlord of Tenant's requirement to pay Rent shall be null and void and Tenant shall immediately pay to Landlord all Rent so waived by Landlord.

3.   Rent

     On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement, offset, deduction or claim, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon the actual number of days in such month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of expiration or termination occurs, as the case may be.

4.   Security Deposit

     Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in material default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the material default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such
deposit to the amount initially deposited with Landlord.   In the event Tenant
has materially defaulted more than three (3) times during the Term, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Lease Term to an amount equal to two (2) times the amount of the Security Deposit set forth in the Basic Lease Information and Tenant shall, immediately on demand, pay to Landlord additional sums in the
amount of such increase.   Within thirty (30) days after the expiration or
earlier termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary to remedy Tenant's material default(s) hereunder or to otherwise restore and repair the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore and repair the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof. In the event Landlord draws down the Letter of Credit in an amount which exceeds the amounts required to cure Tenant's material defaults under this Lease, such excess amounts shall be treated at

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Landlord's option, either (i) as part of the Security Deposit for purposes of this Lease or (ii) be returned to the Issuer of the Letter of Credit. The Letter of Credit shall be amended to reflect the addition of such amounts to the Letter of Credit and Tenant shall, as required by Section 42 of this Lease, provide Landlord with a new or additional Letter of Credit such that Landlord shall hold an original Letter of Credit in an amount equal to the Letter of Credit originally delivered to Landlord.

5.   Condition of Premises; Improvements

     Tenant hereby agrees to accept the Premises upon Landlord's Substantial Completion of the Tenant Improvements as suitable for Tenant's intended use and as then being in good operating order, condition and repair in its then "AS IS" condition, except for the (i) correction of any Punchlist Items in accordance with the provisions of Section 2.2 hereof, (ii) the thirty (30) day period referenced in 2.2 above with respect to defects or deficiencies, and (iii) and Landlord shall deliver the electrical, plumbing and HVAC systems in good working conditions for a period of ninety (90) days. The Tenant Improvements (as such term is defined in Exhibit B hereto) shall be installed by Landlord in accordance with the terms, conditions, criteria and provisions set forth in
Exhibit B.   Except as otherwise expressly set forth in this Lease, by taking possession of the Premises with the Tenant Improvements Substantially Completed, Tenant shall be deemed to have then accepted the Premises in good, clean and completed condition and state of repair. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties. In addition, Landlord shall provide one roll up door at Landlord's sole cost and expense in the location shown on Exhibit A.

6.   Additional Rent

     It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

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     6.1    Operating Expenses:  In addition to the Base Rent set forth in
Section 3, Tenant shall pay Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the amounts paid or payable by Landlord in connection with the management, maintenance, repair and operation of the Premises and the Building , and where applicable, of the Park. These Operating Expenses may include, but are not limited to, Landlord's cost of:

     6.1.1 repairs to, and maintenance of, the non-structural portions of the roof, the roof membrane and the non-structural elements of the perimeter exterior walls of the Building;

     6.1.2 maintaining the outside paved area, landscaping and other common areas of the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

     6.1.3 annual insurance premium(s) for insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least nine (9) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

     6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the Lease Date; (ii) reasonably necessary replacement improvements to the Building, the Common Areas and the Park after the Lease Date; and (iii) new improvements to the Building, the Common Areas and/or the Park to the extent that they reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall be the period of time specified under generally accepted accounting principles as the estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord), and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

     6.1.5 preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection, if Landlord elects to so procure;

     6.1.6 security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole but reasonable discretion such services are provided;

     6.1.7 supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

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     6.1.8  the repairs and maintenance items set forth in Section 11.2 below;

     6.1.9 any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body; and

     6.1.10 the management and administration of all or any portion of the Premises, the Building, and/or the Park, including without limitation, a property management fee (based upon a percentage of all Rent, including Tax Expenses), accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Park or off-site, payroll taxes and legal and accounting costs, and all fees, licenses and permits related to the operation and management of the Park.

     Notwithstanding anything to the contrary contained hereon, for purposes of this Lease, the term "Operating Expenses" shall not include the following:

     (a) Costs (including permit, license, and inspection fees) incurred in renovating improving decorating, painting, or redecorating vacant space or space for other tenants within the Park;

     (b) Costs incurred because Landlord or another tenant actually violated the terms of any lease for premises within the Building and/or Park;

     (c) Legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of the Building and/or Park), leasing commissions, advertising expenses, and other costs incurred in connection with the original development or original leasing of the Building and/or Park or future re-leasing of the Building and/or Park;

     (e) Any items for which Landlord is actually reimbursed or by direct reimbursement by any other tenant of the Building or Park;

     (f) Costs of repair or other work necessitated by fire, windstorm or other casualty (excluding any commercially reasonable deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 27 and 28 below;

     (g) Other than any interest charges for capital improvements referred to in
Section 6.1.4 hereinabove, any interest or payments on any financing for the Building or the Park, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same;

     (h) Costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about the Premises, the Building or the Park, unless such costs and expenses are the responsibility of Tenant as provided in Section 29 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 29 of this Lease;

     (i) Costs of correcting defects in the initial design or construction of the Shell Improvements or the repair or replacement of any original materials and equipment as a result of such defects

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(collectively, "Defect Costs"), as long as such defects are covered by warranties from the contractors performing such work and Landlord has actually received compensation therefor; provided, in the event such Defect Costs and such Defect Costs constitute capital improvements, are not covered by warranties and/or Landlord has not received compensation therefor, such Defect Costs shall be included in Operating Expenses and amortized on the basis set forth in
Section 6.1 of the Lease.

     (j) Landlord's cost for the repairs and maintenance items set forth in
Section 11.3 below;

     (k) Overhead, fee and profit paid to subsidiaries or affiliates of Landlord for management services or materials to the extent that the cost of those items would not have been paid had the services and materials been provided by unaffiliated parties on a competitive basis; and

     (l) Depreciation of the Building or any improvements situated in the Park.

     6.2 Tax Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share of all real property taxes applicable to the Park and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's Property (defined below). Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, repair, use or occupancy by Tenant of the Premises or any portion of the Building. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), entitlement fees, allocation fees, sewer use fees and/or similar fees or charges, commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building or the Park or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any (i) franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, (ii) a penalty or fee imposed as a result of Landlord's failure to pay Tax Expenses when due or (iii) any item included in Operating Expenses.

     6.3 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.4 Annual Reconciliation: By May 1st of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such

                                       11
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accounting, Tenant shall pay to Landlord the amount of any underpayment.
Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

     6.5 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours and not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate and promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses. If through such audit it is determined that there is a discrepancy of more than six percent (6%), then Landlord shall reimburse Tenant for the reasonable accounting costs and expenses incurred by Tenant in performing such audit including Tenant's in-house or outside auditors or accountants. However, if through such audit it is determined that there is a discrepancy of six percent (6%) or less, then Tenant shall reimburse Landlord for the reasonable accounting costs and expenses associated with Landlord's in-house auditors or accounting personnel as well as those reasonable costs and expenses incurred by Landlord for any outside accounting firms or auditors in connection with such audit within ten (10) days after receipt of written demand therefor. In the event that any other tenant audits or reviews Operating Expenses and an adjustment is made such same adjustment shall be made with respect to Tenant.

7.   Utilities and Services

     In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all (i) water, sewer use, sewer discharge fees and sewer connection fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises; and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent.

     7.1 Utility Expenses: For any utility fees, use charges or similar services that are not billed or metered separately to Tenant, including without limitation, water charges ("Utility Expenses"), (i) Tenant shall pay to Landlord Tenant's Share of Utility Expenses, as Additional Rent and (ii) if Landlord reasonably determines that Tenant's Share is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. If Tenant disputes

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

any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense.

     7.2 Common Area Utility Costs: Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in Section 6.4 above.

     7.3 Miscellaneous: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building, or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's reasonable discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises. Landlord shall use Landlord's commercially reasonable efforts to minimize any interruption to Tenant's business operations in connection with the discontinuation of any Electric Service Provider and the commencement of service by an Alternative Service Provider and Landlord shall give Tenant at least ten (10) days prior written notice of the date of any such discontinuation and commencement.

8.   Late Charges

     Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fourth (4th) day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of taxes and expenses with respect to the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord within three
(3) days of the date when due, Tenant shall promptly pay to Landlord an additional sum equal to seven percent (7%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer. Notwithstanding anything to the contrary contained herein, if Tenant is late in making any of the payments described in this
Section 8 to Landlord hereunder in any two (2) instances during the Term of this Lease, then Landlord hereby waives the requirement that Tenant pay to Landlord a late charge for such late payments.

9.   Use of Premises

     9.1    Compliance with Laws, Recorded Matters, and Rules and Regulations:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already allotted to Tenant pursuant to the provisions of Section 24 of this Lease, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building, and the Park, and any and all rules, restrictions and/or regulations imposed by any applicable owners association or similar entity or body (collectively, the "Rules and Regulations"); provided, none of the Recorded Matters which are subsequently recorded after the Lease Date shall materially and adversely affect Tenant's use and/or business operations at the Premises (excluding any liens related to any mortgage, deed of trust or similar type of security interest (but still subject to the terms of Section 17). Tenant agrees to comply with the provisions of the Rules and Regulations adopted by the Landlord; provided, however, that such Rules and Regulations shall be enforced equally as to all tenants located in the Building. Additionally, Landlord agrees not to adopt any Rule or Regulation which adversely and materially affects the use and/or business operations of the Tenant on the Premises. Landlord shall use reasonable efforts to ensure other tenants comply with the Rules and Regulations (provided, Landlord shall not be required to institute or prosecute litigation or expend more than nominal amounts in connection with such efforts. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises is in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park required by the enactment of, or changes to, any Laws after the Lease Date and arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to any portion of the Park, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion.

     9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building and/or other buildings in the Park. The Premises shall not be used for any unlawful purpose; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall neither damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises nor park any motor vehicles for any period of time greater than forty eight (48) hours, provided the parking of such motor vehicles and/or the storage of such property, equipment, materials, supplies and personal property shall neither violate any Laws, interfere with any other tenants' operations, not disturb any neighboring properties, tenants or residents nor interfere with ingress or egress to any portion of the Park. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder, including without limitation, Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure and such costs and expenses shall be due and owing from Tenant to Landlord within ten (10) days after Tenant's receipt of written demand therefor.

10.  Alterations; Surrender of Premises

     10.1 Alterations: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an "Alteration", and collectively, the "Alterations") to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. However, Tenant shall be permitted to hang pictures and shelving and perform other similar minor decorating activities and to perform non-structural alterations not exceeding an aggregate of $25,000 during any calendar year without securing Landlord's prior consent ("Permitted Improvements"), provided that Tenant (i) complies with all pertinent building codes and fire, safety and other such governmental regulations, (ii) does not take any action which could in any way impact the structural, mechanical, electrical, maintenance, HVAC or plumbing systems of the Premises and/or exterior appearance of the Building and (iii) submits its plans for such Alterations to Landlord at least fifteen (15) business days prior to commencement of such Alterations (except as to minor decorative items and installations of furniture for which plans are not required). Within ten (10) business days following Landlord's receipt of Tenant's written notice with respect to Tenant's performance of any Permitted Improvements and at such time as Landlord may approve other Alterations, Landlord shall notify Tenant, in writing, whether or not Landlord will require Tenant to remove such Permitted Improvements and Alterations from the Premises upon the expiration or earlier termination of this Lease. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor (approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, provide additional insurance as required, and also such assurances to Landlord, including without limitation, waivers of lien, surety company performance bonds as Landlord shall require to assure payment of the costs thereof to protect Landlord, the Building and the Park from and against any loss from any mechanic's, materialmen's or other liens.

     10.2 Surrender of Premises: At the end of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) otherwise in accordance with the provisions of Section 29 hereof. Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains on any portion of the floors), and any damage or deterioration that would not have reasonably been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Park and repair any damage caused by such removal, and (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove any or all Alterations (except those Permitted Improvements and Alterations of which Landlord has notified Tenant in writing, at the time set forth in Section 10.1, that Landlord will not require such removal) and to repair any damage caused by such removal. For purposes hereof, the term "Tenant's Property" shall mean and refer to all equipment, trade fixtures, furnishings, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations, except those which Tenant is required to remove, shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the end of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 29 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 22 below) until the Premises are so surrendered in accordance with said provisions, and Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11.  Repairs and Maintenance

     11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all plumbing work and fixtures exclusively serving the Premises, (b) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage,
(g) lifts for disabled persons serving the Premises, (h) security systems, except to the extent maintained by Landlord, and (i) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris.

     11.2 Maintenance by Landlord: Subject to the provisions of Section 11.1, and further subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to (i) repair, maintain and replace the fire protection and sprinkler systems serving the Premises and all mechanical and heating, ventilation and air conditioning systems serving the Premises and (ii) repair and maintain the following items: fire protection services; the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); the plumbing and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems exclusively serving the Premises; any rail spur and rail crossing; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Notwithstanding anything in this Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building, the Common Areas and/or the Park caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises, the Building, the Common Areas and/or the Park, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord within ten (10) days after written demand therefor for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability proximately caused by Tenant's failure to report such condition.

     11.3 Landlord's Repairs and Maintenance Obligations: Subject to the provisions of Sections 11.1, 27 and 28, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building
(excluding the roof membrane).   Tenant shall promptly report in writing to
Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability proximately caused by Tenant's failure to report such condition.

     11.4   Tenant's Failure to Perform Repairs and Maintenance Obligations:
Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein , Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, within ten (10) days after receipt of written demand therefor, Landlord's actual costs for making such repairs and/or maintenance. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.  Insurance

     12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising.

Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph
(v); and (vi) such other insurance or higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Park or as may be reasonably required by any of Landlord's lenders, members or partners.

     12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification of the amounts of coverage except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Landlord and Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 Additional Insureds and Coverage: Landlord, Landlord's property management company or agent, and any of Landlord's lender(s) having a lien against the Premises, the Building or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is contemplated by the parties that the

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

risks of loss described in Section 12.1 shall be borne by Tenant's insurance carriers and not by Landlord's insurance carriers. Notwithstanding anything to the contrary contained herein, to the extent Landlord's cost of maintaining insurance with respect to the Building and/or any other buildings within the Park is increased as a result of Tenant's acts, omissions, alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, such increase(s) as Additional Rent.

     12.4 Failure of Tenant to Purchase and Maintain Insurance: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages and costs which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance.

     12.5 Landlord's Insurance: Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: property insurance insuring the Building (and Tenant Improvements) and improvements within the Park and rental value insurance for perils covered by the causes of loss - special form (all risk) and in addition coverage for flood, earthquake and boiler and machinery (if applicable). Such coverage (except for flood and earthquake) shall be written on a replacement cost basis equal to at least eighty percent (80%) of the full insurable replacement value of the foregoing (excluding costs for footings and excavation) and shall not cover any Alterations, Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises. Additionally, Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: commercial general liability insurance (occurrence form) providing coverage against claims for bodily injury, personal injury and property damage occurring in, on or about the Common Areas, having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and in the aggregate.

13.  Waiver of Subrogation

     Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant and Landlord pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.  Limitation of Liability and Indemnity

     Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building, and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant's Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

     Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building, or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect (except for the thirty (30) day period described in Section 2.2 of this Lease) in the Premises or the Building.

15.  Assignment and Subleasing

     15.1 Prohibition: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least fifteen (15) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and
(iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of consent to sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable). Any assignment or sublet agreement shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (I) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant ("Recapture Notice"), to recapture the space described in the sublease or assignment. If within fifteen
(15) days of Landlord's delivery to Tenant of the Recapture Notice, Tenant does not deliver to Landlord written notice (the "Tenant's Recapture Rescission Notice") that Tenant has elected (I) not to consummate such proposed assignment or sublease, and (II) to rescind the request to enter into such proposed assignment or sublease, such Recapture Notice shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire balance of the term of this Lease, in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. Except with respect to a Related Entity, for purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers other than the initial public offering of Tenant's common stock or the subsequent trading of tenant's publicly traded common stock which does not confer upon any party or parties control over Tenant) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

     15.2 Excess Sublease Rental or Assignment Consideration: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

     15.3 Waiver: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

     15.4 Related Entities: Notwithstanding anything to the contrary contained in this Section 15, so long as Tenant delivers to Landlord (1) at least fifteen
(15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as (i) any change in the proposed use of the subject portion of the Premises is in conformance with the uses permitted to be made under this Lease and do not involve the use or storage of any Hazardous Materials (other than normal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not regulated by any Environmental
Laws), and (ii) at the time of the proposed assignment or sublease, the net profits and financial condition of the Related Entity is reasonably adequate and sufficient in relation to the then remaining obligations of Tenant under this Lease, then Tenant may assign this Lease or sublease any portion of the Premises
(X) to any Related Entity, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant, without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease, the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry.

16.  Ad Valorem Taxes

     Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.  Subordination

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against the Premises, the Building and the Park in favor of Nationsbank, N.A. (the "Current Lender"). Simultaneously with Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit I attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." Landlord shall (i) execute and notarize such agreement simultaneously with Landlord's execution of this Lease and (ii) cause Current Lender to execute and notarize such agreement promptly after Landlord's and Tenant's execution and notarization of such non-disturbance agreement. If Landlord at any time during the Term of the Lease causes the Premises, the Building and the Park to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that may be requested to be executed and delivered by Tenant in connection therewith will not be the "Subordination, Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit I. Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions o this Section 17 is conditioned upon Landlord delivering to Tenant form the lessor under such future ground or underlying lease or the holder of any such deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder.

18.  Right of Entry

     Landlord and its agents shall have the right to enter the Premises at all reasonable times upon reasonable notice, except in the event of emergency (in which event no notice shall be required), for purposes of inspection, exhibition, posting of notices, repair, maintenance and alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. During the final nine (9) months of the Term, Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives.

19.  Estoppel Certificate
waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.  Casualty Damage

     If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty such that the Premises and/or the Building cannot, in Landlord's reasonable opinion, be fully repaired within one hundred eighty (180) days following the date of such damage (subject to extension for Force Majeure Delays and Tenant Delays), Landlord or Tenant may terminate this Lease by notifying the other in writing of such termination within thirty (30) days after the date of Landlord's determination of the extent of such damage (which determination shall be made within ninety
(90) days after the date of such damage) in which event the Rent shall be abated as of the date of such damage. If neither party elects to terminate this Lease, and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within one hundred twenty (120) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of the Tenant Improvements (in excess of any insurance proceeds actually received by Landlord) of Tenant's Property, any Alterations . Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. Notwithstanding anything to the contrary contained herein, if the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage to the extent any portion of the Rent is not actually reimbursed to Landlord from the proceeds of any rental loss insurance procured by Landlord hereunder, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage, and (iii) Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. If the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this Lease. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28.  Condemnation

     If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code
Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.  Environmental Matters/Hazardous Materials

     29.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E and incorporated
                                                     ---------
herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit
                                                                       -------
E.
-
     29.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     29.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof with respect to any Hazardous Materials used, stored, spilled, discharged, emitted, released, disposed of, removed and/or transported by Tenant or Tenant's Representatives. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, within ten (10) days after receipt of written demand therefor, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building and the Park after the satisfactory completion of such work.

     29.5 Tenant's Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building or the Park as a result of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     29.6 Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

     29.7 Exculpation of Tenant: Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Materials present in, on or about the Premises , the Building or Park to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or
(ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises , the Building or Park caused by any source, including third parties, other than Tenant or Tenant's Representatives, including but not limited to the conditions described in the Environmental Report; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control, and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park, or (c) Tenant and/or any of Tenant's Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park.

    29.8 Disclosure: Pursuant to the provisions of California Health & Safety Code Section 25359.7, Landlord hereby discloses to Tenant that as of the Lease Date certain portions of the Park contain certain Hazardous Materials as such Hazardous Materials are more particularly described and set forth in that certain report prepared by CET Environmental Services, entitled Soil Management Plan for Development and Ongoing Activities Route 237 Assemblage, dated August 27, 1997 (the "Environmental Report"). Landlord acknowledges and agrees that none of the environmental conditions or presence of Hazardous Materials on, in or under the Park as described in the Environmental Report have been in any way caused by Tenant or any of Tenant's Representatives. Tenant hereby acknowledges and agrees that Landlord has delivered to Tenant a copy of the Environmental Report prior to Tenant entering into this Lease.

    29.9 Landlord's Environmental Indemnity: Landlord agrees to, and shall protect, indemnify, defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings, and costs arising at any time during or after the Term of this Lease in connection with or related to the presence of the Hazardous Materials disclosed in Section 29.8 above.

30.  Financial Statements

     Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Premises, the Building, or the Park, or any prospective purchaser of any portion of the Building, or the Park, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles
consistently applied.   If Landlord releases or delivers a copy of such
financial statement or any such financial information to any lender of Landlord or any prospective purchaser of the Building, Landlord shall use commercially reasonable efforts to advise such parties and require of such parties that they maintain such financial statements and any such financial information strictly confidential and not further disseminate the financial statement(s) or any such financial information to any other party without first obtaining Tenant's consent thereto, which consent shall not be unreasonably withheld or delayed; provided (a) any of Landlord's lenders or partners, (b) any prospective purchaser of the Premises, and (c) such party(s) as may be required by any laws, regulations, orders, decrees, court orders or subpoenas

31.  General Provisions

     31.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     31.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

     31.4 Landlord's Personal Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

     31.5 Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

     31.6 Choice of Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     31.7 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     31.8 Entire Agreement. This Lease, including the Exhibits hereto, supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

     31.9 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and

(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

     31.10 Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

     31.11 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

     31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     31.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building, or the Park, and/or any claim of injury, loss or damage.

     31.14 Merger. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.  Signs

     All signs and graphics of every kind visible from the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to and in compliance with any applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building, or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.  Mortgagee Protection

     Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be more than one hundred fifty (150) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord and Landlord waives and releases Tenant from any liability for Tenant's compliance with such written direction.

34.  Quitclaim

     Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, acknowledge and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises.

35.  Modifications for Lender (Intentionally omitted)

36.  Warranties of Tenant

     Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.  Compliance with Americans with Disabilities Act

     Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter. Subject to reimbursement pursuant to
Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises, or the Building ; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.  Brokerage Commission

     Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1) (which Brokers shall be paid by Landlord pursuant to a separate written agreement between Landlord and Brokers), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s) (which Brokers shall be paid by Landlord pursuant to a separate written agreement between Landlord and Brokers), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.  Confidentiality

     Language to be provided.

40.  Quiet Enjoyment

     Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in material default of any of the terms or provisions of this Lease, and subject to the terms of
Section 17 of this Lease, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

41.  Landlord's Ability to Perform Tenant's Unperformed Obligations

     Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law.

42.  Collateral for Performance of Lease Obligations

     Simultaneously with Tenant's delivery to Landlord of this Lease and the first month's Base Rent in accordance with the provisions of Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Foster City, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of Four Hundred Thirty Five Thousand Nine Hundred Forty-Six and 00/100 Dollars ($435,946.00) (the "Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable, (b) maintained in effect, whether through replacement, renewal or extension, for the entire Lease Term (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #400, (d) acceptable to Landlord in its sole discretion, and (e) fully assignable by Landlord and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that Tenant is in material default and such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Four Hundred Thirty Five Thousand Nine Hundred Forty-Six and 00/100 Dollars ($435,946.00), Tenant shall within five (5) days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Four Hundred Thirty Five Thousand Nine Hundred Forty-Six and 00/100 Dollars ($435,946.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 42, and if Tenant fails to do so, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this
Section 42, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 42, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a material default under this Lease as set forth in
Section 20 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (x) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Notwithstanding the above, upon Tenant completing an initial public offering and achieving a market value of $400,000,000.00, such Letter of Credit shall no longer be required. Tenant shall be required to provide written documentation outlining Tenant's market valuation for Landlord's review and acceptance prior to the release and termination of such Letter of Credit.

43.  Satellite Dish

     Tenant shall have the right (but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense, to install and operate a satellite or microwave dish or dishes ("Satellite Dishes") along with any necessary cables ("Cables") on a portion of the roof of the Building to be designated by Landlord ("Roof Space") for the Term of the Lease (the Satellite Dishes and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant's sole cost and expense, (ii) contained visually within the roof screen, (iii) installed and operated to Landlord's reasonable specifications, and (iv) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC systems and other reasonable considerations; provided, the cost of all such modifications shall be the responsibility of Tenant. All modifications to the Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of any work with respect to the Equipment. No additional rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Roof Space and any other portion of the Buildings affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 15. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 14 of this Lease. The Equipment shall comply with all-non-interference rules of the Federal Communications Commission. If applicable, Tenant shall provide to Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant's frequencies. Anything to the contrary contained herein notwithstanding, if, during the Lease Term, as such Term may be extended, Landlord, in its reasonable judgment, believes that the Equipment poses a human health or environmental hazard that cannot be remediated or has not been remediated within ten (10) days after Tenant has been notified thereof, then Tenant shall immediately cease all operations of the Equipment and Tenant shall remove all of the Equipment within thirty (30) days thereafter. To the best of Tenant's knowledge, Tenant represents to Landlord that the Equipment shall not emit or project any electro-magnetic fields which pose a human health or environmental hazard. In addition, Tenant shall be responsible for insuring the Equipment and Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof.

44.  Tenant's Ability to Perform Landlord's Unperformed Obligations

     Notwithstanding anything to the contrary contained in this Lease, if Landlord shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Landlord under Section 11.2 of this Lease with respect only to the Premises (such terms, provisions, covenants or conditions are referred to herein, collectively as "Landlord Repair Obligations") after expiration of all applicable notice and cure periods for Landlord's and any mortgagee's benefit as set forth in Sections 23 and 33, respectively, then Tenant may, at Tenant's option and risk, but without any obligation to do so, after delivery of an additional twenty (20) day prior written notice to Landlord, perform such Landlord Repair Obligations on Landlord's behalf. If Tenant so performs any of such Landlord Repair Obligations hereunder, then Tenant will perform such Landlord Repair Obligations
(1) in compliance with all applicable Laws, regulations and requirements to which Landlord would be subject under this Lease (if Landlord were performing such Landlord Repair Obligations), (2) in a good workmanlike manner using materials of a quality and grade at least equal to that in place as of the date of delivery of the Premises to Tenant, if applicable, (3) without interfering with the rights of other tenants of the Park, and (4) in compliance with the terms and provisions of Section 10.1 hereof, as applicable. Tenant will promptly assign to Landlord any warranties or guaranties in respect of any Landlord Repair Obligations. If Tenant so performs any of such Landlord Repair Obligations hereunder, the full amount of the fair and reasonable costs and expenses incurred by Tenant shall be owing by Landlord to Tenant, and Landlord shall pay to Tenant the full undisputed amount thereof within sixty (60) days of Landlord's receipt of Tenant's written demand therefor together with reasonable evidence verifying the amount of such costs and expenses.


     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.


Tenant:

Foundry Networks, Inc.,
a California corporation

By:   /s/ Timothy D. Heffner
      ----------------------------------
Its:  CFO and Assistant Secretary
      ----------------------------------
Date: September 30, 1999
      ----------------------------------
By:   /s/ Bobby R. Johnson
      ----------------------------------
Its:  President and CEO
      ----------------------------------
Date: September 30, 1999
      ----------------------------------

Landlord:

WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

By:  LEGACY PARTNERS COMMERCIAL, INC.,
     as manager and agent for WIX/NSJ Real Estate Limited Partnership

     By: /s/ Barry DiRaimondo
         ----------------------------------
         Senior Vice President

Date: September 30, 1999
     ----------------------------------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                   Exhibit A
                                   Premises


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated September 15, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and Foundry Networks, Inc., a California corporation ("Tenant") for the leasing of certain premises located at 2100 Gold Street, San Jose, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The cross-hatched area depicts the Premises within the Park:

                          Exhibit B to Lease Agreement
                   Tenant Improvements and Shell Improvements


This exhibit, entitled "Tenant Improvements and Shell Improvements", is and shall constitute Exhibit B to that certain Lease Agreement, dated for reference purposes as of September 15, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and Foundry Networks, Inc., a California corporation ("Tenant") for the leasing of certain premises located at 2100 Gold Street, San Jose, California (the "Premises"). The terms, conditions and provisions of this Exhibit B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   Tenant Improvements.  Subject to the conditions set forth below, Landlord
     -------------------
agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Approved Final Drawings (defined below) and the terms of this Exhibit B.

2.   Definition.  "Tenant Improvements" as used in this Lease shall include only
     ----------
those interior improvements to be made to the Premises as specified in the Approved Final Drawings (defined below) and agreed to by Tenant and Landlord in accordance with the provisions hereof. "Tenant Improvements" shall specifically not include (i) any alterations, additions or improvements installed or constructed by Tenant, (ii) any of Tenant's trade fixtures, security equipment, equipment, furniture, furnishings, telephone and/or data equipment, telephone and/or data lines or other personal property, and (iii) any supplemental fire protection improvements or equipment (collectively, "Tenant's Installations"). Landlord shall construct the Tenant Improvements in a good and workmanlike manner in substantial accordance with the Approved Final Drawings, and in compliance with the Americans with Disabilities Act as such Act is in effect as of the Commencement Date.

3.   Tenant's Initial Plans; the Work. Tenant desires Landlord to perform
     --------------------------------
certain Tenant Improvements in the Premises. The Tenant Improvements shall be in substantial accordance with the plan(s) and scope of work (collectively, the "Initial Plans") . The parties shall meet and confer to agree upon a scope of work immediately after execution of this Lease and, within fifteen (15) business days from the date Landlord and Tenant meet to discuss the scope of work, Landlord's Architect shall prepare and deliver to Tenant the Initial Plans. A copy of the Initial Plans shall be attached hereto as Schedule 1, as soon as practicable thereafter. Such work, as shown in the Initial Plans and as more fully detailed in the Approved Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than five (5) days after the Initial Plans are prepared and delivered to Tenant, Tenant or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building or its occupants; (b) is likely to impair Landlord's ability to furnish services to Tenant ; (c) would increase the cost of operating the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) is likely to adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below); (k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than twenty percent (20%) from the cost originally estimated and anticipated by the parties; or (l) would delay completion of the Final Drawings, the Approved Final Drawings and/or the Tenant Improvements. The foregoing reasons, however, shall not be the only reasons for which Landlord may reasonably withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work, the Initial Plans or any other plans, specifications, drawings or other items associated with the Work or any Change Request nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the design of the Work and the Approved Final Drawings are adequate to fully meet the needs and requirements of Tenant's use and intended operations of its business within the Premises.

4.   Final Drawings and Approved Final Drawings.  If necessary for the
     ------------------------------------------
performance of the Work, and to the extent not already included as part of the Initial Plans to be attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within five (5) days after receipt of same from Landlord. Tenant's failure to approve or disapprove such Final Drawings within the foregoing five
(5) day time period, shall be conclusively deemed to be disapproval of same by Tenant and deemed a "Tenant Delay" (as defined herein). If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned five (5) day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in reasonable detail the matters disapproved, the reasons for such disapproval, and, if possible, the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans (and failure to deliver such notice within such time period shall be a Tenant Delay). Any additional costs associated with such requested changes or revisions shall be included as part of the Tenant Improvement Costs (defined below). The foregoing procedure shall be followed by the parties until the Final Drawings are acceptable to both Landlord and Tenant. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings (the "Approved Final Drawings"). A true and complete copy of the Approved Final Drawings shall be attached to the Lease as
Exhibit B-1 and shall be made a part hereof. Any changes or revisions to the
-----------
Approved Final Drawings requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of
Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Approved Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Approved Final Drawings as revised and replace and attach a true and complete copy thereof to the Lease as
Exhibit B-1. Landlord and Tenant hereby covenant to each other to cooperate with
-----------
each other and to act reasonably in the preparation and approval of the Final Drawings and the Approved Final Drawings.

5.   Performance of Work.  As soon as practicable after Tenant and Landlord
     -------------------
initial and attach to the Lease as Exhibit B-1 a true and complete copy of the
                                   -----------
Approved Final Drawings, Landlord shall submit the Approved Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this Exhibit B, and further subject to the provisions of Section 10 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Approved Final Drawings out for bid to several licensed and insured general contractors. The Tenant Improvements shall be constructed by a general contractor selected by Landlord and reasonably acceptable to Tenant (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using the standard of materials shown in the Approved Final Drawings ("Building Standards"). Landlord agrees that any such contract with the General Contractor shall identify Tenant as a third-party beneficiary thereof and contain a warranty of the Work of at least one (1) year from such General Contractor. Prior to Landlord's execution of any agreement with the General Contractor, Landlord shall provide to Tenant a copy of such agreement. The terms of such agreement shall be in Landlord's sole and absolute discretion.

6.   Substantial Completion.  Landlord  shall cause the General Contractor to
     ----------------------
Substantially Complete (defined below) the Tenant Improvements in accordance with the Approved Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due to (a) acts or events beyond Landlord's control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies, delays on the part of governmental agencies, delays in obtaining permits or approvals from governmental agencies (exclusive of the initial building permit for the Premises) and inclement weather (including rain delays), (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors, (d) any changes required, after the issuance of the initial building permit for the Premises by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's particular tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that (i) the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), (ii) on which the General Contractor delivers to both Landlord and Tenant a certificate of substantial completion wherein the General Contractor shall certify to both Landlord and Tenant that the Tenant Improvements have been substantially completed in accordance with the Approved Final Drawings, or (iii) on which Tenant first takes occupancy of the Premises and actually commences the conduct of its operations from the Premises, whichever occurs first ("Substantial Completion", or "Substantially Completed", or "Substantially

Complete"). Tenant hereby acknowledges and agrees that the term "Substantial Completion" of the Tenant Improvements as used herein will not include the completion of any work associated with Tenant's Installations, including without limitation, Tenant's storage requirements, Tenant's data equipment and telecommunication systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations. If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this Exhibit B as a result thereof and Landlord shall
                             ---------
have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays (which notwithstanding anything to the contrary contained in the Lease will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord), the Commencement Date and the Expiration Date of the Term of the Lease shall be extended commensurately by the amount of time attributable to any Force Majeure Delays. In such event, Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section 10.2 of the Lease,
---------
the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

7.   Tenant Delays.  There shall be no extension of the scheduled Commencement
     -------------
Date or Expiration Date of the Term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's acts or omissions or otherwise relating to Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work, the Final Drawings and/or the Approved Final Drawings; (b) the failure of Tenant to furnish timely all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's particular use or Tenant's particular tenant improvements; (f) the completion of any work associated with Tenant's Installations, including without limitation, Tenant's storage requirements, Tenant's data equipment and telecommunication systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations; (g) the performance of any additional work pursuant to a Change Request that is initiated by Tenant; (h) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant during the period prior to the Commencement Date, including, without limitation, any failure to complete or any delay in the completion of such work; and/or (i) any and all delays caused by or arising from the acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Approved Final Drawings and Approved Final Drawings. Notwithstanding anything to the contrary contained in the Lease, any delays in the construction of the Tenant Improvements due to any Tenant Delays, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8.   Tenant Improvement Allowance.  Subject to the provisions of this Exhibit B,
     ----------------------------                                     ---------
Landlord shall provide to Tenant an allowance for the planning and construction of the Tenant Improvements including the Work to be performed in the Premises, as described in the Initial Plans and the Approved Final Drawings, in the amount of Two Million Four Hundred Seventy Six Thousand Four Hundred Twenty-Five and 00/100 Dollars ($2,476,425.00) (the "Tenant Improvement Allowance") based upon an allowance of Thirty-Five and 00/100 Dollars ($35.00) per rentable square foot for approximately 70,755 rentable square feet of the Premises to be improved, as described in the Initial Plans and the Approved Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in research and development buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9.   Tenant Improvement Costs.  The Tenant Improvements' cost (the "Tenant
     ------------------------
Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

     (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans, the Final Drawings and the Approved Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

     (b) All engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

     (c) All costs of obtaining building permits and other necessary authorizations and approvals from all local governmental authorities and all other applicable agencies and entities having jurisdiction thereof;

     (d) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

     (e) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants (excluding the cost of any outside construction management services employed by Landlord, if any, which costs shall be paid by Landlord from Landlord's management fee described in Section 9(j) below) and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

     (f) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Approved Final Drawings;

     (g)  Utility connection fees;

     (h) Inspection fees and filing fees payable to local governmental authorities, if any;

     (i) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Approved Final Drawings, including the cost of installation; and,

     (j) A construction management fee payable to Landlord in the amount of three percent (3%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

10.  Change Requests.  No changes or revisions to the Approved Final Drawings
     ---------------
shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Approved Final Drawings and/or for any work other than the Work described in the Approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11.
Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s) and Change Order shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. Any delays associated with any Change Request or Change Order shall be considered a Tenant Delay. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Approved Final Drawings. Landlord shall equitably adjust the amount of the Tenant Improvement Costs for any deletions in the scope of the Work.

11.  Termination.  If the Lease is terminated prior to the Completion Date, for
     -----------
any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the demolition and/or removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, as more particularly set forth in
Section 2.1 of the Lease, if Landlord is unable to obtain a building permit for the Tenant Improvements , by December 31, 1999.

12.  Tenant Access.  Landlord, in Landlord's reasonable discretion and upon
     -------------
receipt of a written request from Tenant and written confirmation from the General Contractor that such limited entry will be in harmony with the General Contractor's work schedule with respect to the Tenant Improvements, may grant Tenant a license to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to install the Tenant Installations and to otherwise make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

     (a) Tenant shall give to Landlord a written request to have such access not less than ten (10) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; and (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds).

     (b) Tenant shall indemnify, defend and hold the Indemnitees harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys' fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, the Tenant's Pre-Occupancy Work.

     (c) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

     (d) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Park. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

     (e) Any such entry into and limited occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the Term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, after delivery to Tenant of prior notice that such extra costs are reasonably anticipated by Landlord to be incurred Tenant shall promptly reimburse Landlord for such extra costs within ten (10) days after receipt of written demand therefor and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

13.  Lease Provisions; Conflict.  The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this Exhibit B, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                          Exhibit C to Lease Agreement
                              Rules & Regulations



This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated September 15, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and Foundry Networks, Inc., a California corporation ("Tenant") for the leasing of certain premises located at 2100 Gold Street, San Jose, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:


1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

3. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park that are not in compliance with the provisions of the Lease.

5. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

6. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

7. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

8.   No person shall go on the roof without Landlord's permission.

9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

11. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

14. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

15. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

16. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                   Exhibit E
                   Hazardous Materials Disclosure Certificate


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidence by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
            --------------------------------------------------------------------

            --------------------------------------------------------------------
            c/o Legacy Partners Commercial, Inc.
            101 Lincoln Centre Drive, Fourth Floor
            Foster City, California  94404
            Attn:
                 ------------------------------------
            Phone: (650) 571-2200

Name of (Prospective) Tenant:
                             --------------------------------------------------

Mailing Address:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                              ----------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                  ----------------------------------------------

Length of (Prospective) Initial Term:
                                     -------------------------------------------

--------------------------------------------------------------------------------

1.   General Information:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

2.   Use, Storage and Disposal of Hazardous Materials

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.


     Wastes                 Yes [   ]   No [   ]
     Chemical Products      Yes [   ]   No [   ]
     Other                  Yes [   ]   No [   ]

     If Yes is marked, please explain:
                                      -----------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   Storage Tanks and Sumps

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

              Yes [   ]     No [   ]

              If yes, please explain:
                                     -------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------


4.   Waste Management

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

              Yes [   ]     No [   ]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

              Yes [   ]     No [   ]

              If yes, attach a copy of the most recent report filed.

5.   Wastewater Treatment and Discharge

     5.1      Will your company discharge wastewater or other wastes to:

                  storm drain?         sewer?
              ----               ------
                  surface water?       no wastewater or other wastes discharged.
              ----               ------

              Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

              ------------------------------------------------------------------

              ------------------------------------------------------------------

     5.2      Will any such wastewater or waste be treated before discharge?

              Yes [   ]     No [   ]

              If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

              ------------------------------------------------------------------

              ------------------------------------------------------------------

6.   Air Discharges

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

              Yes [   ]     No [   ]

              If yes, please describe:
                                      ------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

                   Spray booth(s)             Incinerator(s)
              -----                      -----
                   Dip tank(s)                Other (Please describe)
              -----                      -----
                   Drying oven(s)             No Equipment Requiring Air Permits
              -----                      -----

              If yes, please describe:
                                      ------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

7.   Hazardous Materials Disclosures

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

              Yes [   ]     No [   ]

              If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

              Yes [   ]     No [   ]

              If yes, please explain:
                                      ------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

8.   Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

              Yes [   ]     No [   ]

     If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.


              ------------------------------------------------------------------
              ------------------------------------------------------------------


     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

              Yes [   ]     No [   ]

     If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

              ------------------------------------------------------------------
              ------------------------------------------------------------------


     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

              Yes [   ]     No [   ]

              If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

              ------------------------------------------------------------------
              ------------------------------------------------------------------


9.   Permits and Licenses

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                       , acting with full authority to bind the
              -----------------------
(proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:

By:
       ------------------------
Title:
       ------------------------
Date:
       ------------------------

                                   Exhibit F
                       First Amendment to Lease Agreement
                          Change of Commencement Date



This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of _________________________, by and between _____________________________ ("Landlord"), and ________________________
("Tenant"), with reference to the following facts:


                                    Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.   Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Recitals: Landlord and Tenant agree that the above recitals are true
        --------
        and correct.

     2. The Commencement Date of the Lease shall be _____________________.

     3. The last day of the Term of the Lease (the "Expiration Date") shall be ______________.

     4. The dates on which the Base Rent will be adjusted are:

        for the period ____ to ____ the monthly Base Rent shall be $___________; for the period ____ to ____ the monthly Base Rent shall be $______; and for the period ____ to ____ the monthly Base Rent shall be $___________.

     5. Effect of Amendment: Except as modified herein, the terms and conditions
        -------------------
of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     6. Definitions:  Unless otherwise defined in this Amendment, all terms not
        -----------
defined in this Amendment shall have the meaning set forth in the Lease.

     7. Authority:  Subject to the provisions of the Lease, this Amendment shall
        ---------
be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     8. The terms and provisions of the Lease are hereby incorporated in this Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                   EXHIBIT G
          TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:  WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP,
           a Delaware limited partnership
           c/o Legacy Partners Commercial, Inc.
           101 Lincoln Centre Drive, Fourth Floor
           Foster City, California  94404
           Attn:  Portfolio Vice President
           Phone: (650) 571-2200

Name of (Prospective) Tenant:  Foundry Networks, Inc.

Mailing Address:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                              ----------------------------------
Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                  ----------------------------------------------

Length of (Prospective) Initial Term:
                                     -------------------------------------------

--------------------------------------------------------------------------------

1.  General Information:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.  Use, Storage and Disposal of Hazardous Materials

    2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

             Wastes                 Yes [   ]   No [   ]
             Chemical Products      Yes [   ]   No [   ]
             Other                  Yes [   ]   No [   ]

             If Yes is marked, please explain:
                                              ----------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.  Storage Tanks and Sumps

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

     Yes [   ]    No [   ]

     If Yes is marked, please explain:
                                      ------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

4.  Waste Management

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [   ]    No [   ]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

          Yes [   ]    No [   ]

          If yes, attach a copy of the most recent report filed.

5.  Wastewater Treatment and Discharge

     5.1  Will your company discharge wastewater or other wastes to:

          ______ storm drain?    _____ sewer?
          ______ surface water?  _____ no wastewater or other wastes discharged.

     Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

     __________________________________________________________________________

     __________________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

     Yes [   ]    No [   ]

     If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

     ___________________________________________________________________________

     ___________________________________________________________________________

6.  Air Discharges

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

     Yes [   ]    No [   ]

     If Yes is marked, please explain:
                                      ------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

          ______Spray booth(s)   ______Incinerator(s)
          ______Dip tank(s)      ______Other (Please describe)
          ______Drying oven(s)   ______No Equipment Requiring Air Permits

     If Yes is marked, please explain:
                                      ------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7.  Hazardous Materials Disclosures

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

     Yes [   ]    No [   ]

     If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

     Yes [   ]    No [   ]

     If Yes is marked, please explain:
                                      ------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8.  Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

     Yes [   ]    No [   ]

     If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ______________________________________________________________________

          ______________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

     Yes [   ]    No [   ]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of
Section 29 of the signed Lease Agreement.

          ______________________________________________________________________

          ______________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

          Yes [   ]    No [   ]

          If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ______________________________________________________________________

          ______________________________________________________________________

9.  Permits and Licenses

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)__________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:

By:
      ------------------------------------
Title:
      ------------------------------------
Date:
      ------------------------------------

                                   EXHIBIT H
                                 SIGN CRITERIA

                                TO BE ATTACHED

                                   Exhibit I

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") dated ________, 19__, is made among_______________________________, ("Tenant")
_____________________________________________________________ ("Landlord"), and
_________________________________ ________________________________("Mortgagee").

     WHEREAS, Mortgagee is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated _______________, 19__, executed by Landlord, payable to the order of Mortgagee, in the principal face amount of $________________, bearing interest and payable as therein provided, secured by, among other things, a Deed of Trust (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Deed of Trust"), recorded in the office of the County Clerk of ______________ County, California, covering, among other property, the land (the "Land") described in Exhibit "A" which is attached hereto and incorporated herein by reference, and the improvements (the "Improvements") thereon (such Land and Improvements being herein together called the "Property");

     WHEREAS, Tenant and Landlord executed a certain Lease Agreement dated ____________, 19__, (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

     WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred to any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

     THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Subordination. Tenant agrees and covenants that the Lease and the rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease hereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to
(a) the Deed of Trust and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior Landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joinder or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Deed of Trust (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing an instrument which is intended for that purpose and which specifies such subordination; and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination; provided however, notwithstanding that the Lease may be unilateral subordination by Mortgagee hereafter be made superior to the lien of the Deed of Trust, the provisions of the Deed of Trust relative to the rights of Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance payable to reason of damage to or destruction of the Premises shall be prior and superior to and shall control over any contrary provisions in the Lease.

     2. Non-Disturbance. Mortgagee agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

         (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and

         (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.


     3.  Attornment.

         (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for Mortgagee to perform; provided, however, that in no event shall the New Owner be:

             (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the property; (other than for a default by Landlord arising from Landlord's failure to perform any maintenance or repair obligation required of Landlord under the Lease if, and only if, (i) Tenant has provided New Owner with written notice of such default and an opportunity to cure the same in accordance with the requirements of Section 5 hereof prior to exercising any of Tenant's rights under the Lease, (ii) Tenant duly exercises its rights under the Lease to cure such default by making such repairs or performing such maintenance to the Premises or the Building on behalf of Landlord (1) in compliance with all applicable laws (2) with materials of a quality and grade at least as equal to that in place as of the date of delivery of the Premises to Tenant, and (3) without interference with the rights of other tenants of the Property, (iii) the total liability for such default shall not exceed the fair and reasonable cost to Tenant to make such repairs or perform such maintenance on Landlord's behalf);

             (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord); except with respect to offsets arising from Tenant's repairs to or maintenance of the Premises or the Building in accordance with subparagraph (i) above;

             (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

             (iv) bound by any amendment, or modification of the Lease hereafter made, or consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

             (v) liable for any deposit that Tenant may have given to any previous landlord (including Tenant) which has not, as such, been transferred to New Owner.

         (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgement of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease including the Extended Term, if any.

     4. Estoppel Certificate. Tenant agrees to execute and deliver from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease in a form reasonably acceptable to Tenant, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, and (f) such other matters as may be reasonable requested.

     5. Acknowledgement and Agreement by Tenant. Tenant acknowledges and agrees as follows:

         (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property the Deed of Trust which assigns the rent and all other sums due under the Lease to Mortgagee. Tenant hereby expressly consents to such [absolute assignment] [collateral assignment] and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease of the Property, subject to the provision of the Agreement. Tenant will not amend, alter, terminate, or waive any provision of, or consent to the amendment, alteration, termination or waiver of any provision of the Lease without the prior written consent of Mortgagee, and no termination of the Lease, whether pursuant to the terms of the Lease or otherwise, will be effective without prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one
(1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

         (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

         (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following tile time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default; act or omission; provided, however that Mortgagee shall have no duty or obligation to cure or remedy any beach of default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee.

         (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

         (e) Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord.

         (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

         (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

         (h) Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

         (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

         (j) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

         (k) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest or Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgement from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever by personally liable for such judgement.

         (l) Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

         (m) Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

         (n) Tenant have never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such a non-flammable cleaning fluids and supplies normally used in the day to day operation of first class [office or retail establishments]) which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse Landlord for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, that Landlord may incur by reason of Tenant's violation of the requirements of this Paragraph 5(n).

     6. Acknowledgement and Agreement by Landlord. Landlord, as landlord under the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representative, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise is connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

     7. Lease Status. Landlord and Tenant certify to Mortgagee that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, and the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

     8. Notices. All notices, requests, consents, demands and other communications required or which any parties desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

     9.  Miscellaneous.

         (a) This Agreement supersedes any inconsistent provision of the Lease.

         (b) Nothing contained in this Agreement shall be construed to derogate from in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

         (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

         (d) THIS AGREEMENT AND, ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

         (e) The words "herein", "hereof", hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

         (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

         (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

         (h) If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the trustee pursuant to section 365
(L) of the United States Bankruptcy Code, Tenant agrees with Mortgagee (i) not to treat such lease as terminated, and (ii) to remain in possession of the Premises.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Address or Mortgagee:                                        Mortgagee:
                                                             By:
----------------------------------------------------------      -------------------------------------------------------

----------------------------------------------------------   Its:
                                                                  -----------------------------------------------------
----------------------------------------------------------
                                                             Date:
Attention:                                                        -----------------------------------------------------
           -----------------------------------------------

Address of Tenant:                                           Tenant:

                                                             By:
----------------------------------------------------------      -------------------------------------------------------

----------------------------------------------------------   Its:
                                                                 ------------------------------------------------------
----------------------------------------------------------
                                                             Date:
Attention:                                                        -----------------------------------------------------
          ------------------------------------------------

Address of Landlord:                                         Landlord:

c/o Legacy Partners Commercial, Inc.                         ----------------------------------------------------------
101 Lincoln Centre Drive, Fourth Floor
Foster City, California 94404                                ----------------------------------------------------------
Attention:
                                                             By:
                                                                 ------------------------------------------------------
                                                             Its:
                                                                 ------------------------------------------------------
                                                             Date:
                                                                  -----------------------------------------------------

                                    Addendum 1
                           Option to Extend the Lease

This Addendum 1 ("Addendum") is incorporated as a part of that certain Lease Agreement dated September15, 1999 (the "Lease"), by and between Foundry Networks, Inc., a California corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), for the leasing of those certain premises located at 2100 Gold Street, San Jose, California as more particularly described in Exhibit A to the Lease (the
                                             ---------
"Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.  Grant of Extension Option.  Subject to the provisions, limitations and
    -------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for five (5) years (the "Extended Term").

2.  Tenant's Option Notice.  If Landlord does not receive written notice from
    ----------------------
Tenant of its exercise of this Option on a date which is not more than two hundred seventy (270) days nor less than one hundred eighty (180) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

3.  Establishing the Initial Monthly Base Rent for the Extended Term.  The
    ----------------------------------------------------------------
initial monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, free rent periods, tenant improvement allowances, brokerage commissions, and the monthly base rental paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

If Landlord and Tenant are unable to agree on the Fair Rental Value for either the Extended Term, within ten (10) days of receipt by Landlord of the Option Notice for the Extended Term, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Rental Value for the Extended Term. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the Extended Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If they are unable to agree on the third broker, either Landlord or Tenant by giving ten
(10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the Extended Term. Such third broker determination shall be binding on Landlord and Tenant. If either of the first two brokers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, an amendment to this Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing.

4.  Condition of Premises and Brokerage Commissions for the Extended Term.  If
    ---------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.  Limitations On, and Conditions To, Extension Option.  This Option is
    ---------------------------------------------------
personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in material default more than twice during the initial term of the Lease, or is in material default of any provision of the Lease on the date of the Option Notice; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased more than ten percent (10%) of the Premises, except to a Related Entity; and/or (3) Between the Lease Date and the time the Option Notice is delivered there has occurred a material and adverse change in Tenant's financial condition; and/or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease (unless a Related Entity has possession of the Premises), or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6.  Time is of the Essence.  Time is of the essence with respect to each and
    ----------------------
every time period described in this Addendum.

                                   Addendum 2
                             Right of First Refusal


This Addendum 2 is incorporated as a part of that certain Lease Agreement dated September 15, 1999, by and between Foundry Networks, Inc., a
California corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership corporation ("Landlord"), for the Premises located at 2100 Gold Street, San Jose, California 95002 (the "Premises").

During the initial term of the Lease only, Tenant shall have a one time First Right to Lease ("Right of First Refusal") the space within the Building commonly known as 2130 Gold Street, San Jose, California, and containing approximately 26,000 square feet on the first (1st) floor of the Building, located at 2130 Gold Street, San Jose, California, as outlined on Exhibit A attached hereto and made a part hereof (the "Expansion Space"). Tenant's right, as granted herein, is subject to the following conditions:

     i. Tenant's Right of First Refusal shall be void if, at any time, Tenant has been, more than two (2) times during the Term of this Lease in material default or is currently in material default in the performance of any of its obligations under the Lease;

     ii. Tenant's Right of First Refusal shall be subject to Landlord's review and approval of Tenant's then current financial condition; and

     iii. Tenant's Right of First Refusal shall be subject to the rights of the then existing tenant pursuant to its existing Lease, as such Lease may be modified, amended or extended.

Provided the above conditions are satisfied, and upon Landlord's receipt of a bona fide third party offer to lease the Expansion Space which Landlord is willing to accept (other than by the current occupant of the Expansion Space), Landlord will notify Tenant in writing (i) that Landlord has received such third party offer and (ii) of all material terms of such third party offer to lease such Expansion Space to Tenant. Tenant shall have three (3) business days after delivery of such notice to notify Landlord in writing ("Election Notice") of Tenant's election to lease all the Expansion Space upon those terms. If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space; (ii) Landlord may thereafter enter into a Lease Agreement with a third party; and (iii) all rights under this Right of First Refusal shall terminate and be of no further force and effect. Time is of the essence herein.

In the event Tenant exercises this Right of First Refusal as herein provided, Tenant shall provide Landlord a $25,000.00 nonrefundable deposit, and the parties shall have ten (10) working days after Landlord receives the Election Notice from Tenant in which to execute an amendment to the Lease setting forth the agreed-upon terms. Upon full execution of an amendment for the Expansion Space, the nonrefundable deposit shall be credited toward Rent or security deposit for the Expansion Space, as agreed between the parties.

This Right of Refusal shall terminate and be of no force and effect if, at any time, the Premises are being subleased at the time of this Right of First Refusal is offered, except to a Related Entity.

Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, an amendment to this Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing.

4.  Condition of Premises and Brokerage Commissions for the Extended Term.  If
    ---------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.  Limitations On, and Conditions To, Extension Option.  This Option is
    ---------------------------------------------------
personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in material default more than twice during the initial term of the Lease, or is in material default of any provision of the Lease on the date of the Option Notice; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased more than ten percent (10%) of the Premises, except to a Related Entity; and/or (3) Between the Lease Date and the time the Option Notice is delivered there has occurred a material and adverse change in Tenant's financial condition; and/or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease (unless a Related Entity has possession of the Premises), or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6.  Time is of the Essence.  Time is of the essence with respect to each and
    ----------------------
every time period described in this Addendum.

                                   Addendum 2
                             Right of First Refusal


This Addendum 2 is incorporated as a part of that certain Lease Agreement dated September 15, 1999, by and between Foundry Networks, Inc., a
California corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership corporation ("Landlord"), for the Premises located at 2100 Gold Street, San Jose, California 95002 (the "Premises").

During the initial term of the Lease only, Tenant shall have a one time First Right to Lease ("Right of First Refusal") the space within the Building commonly known as 2130 Gold Street, San Jose, California, and containing approximately 26,000 square feet on the first (1st) floor of the Building, located at 2130 Gold Street, San Jose, California, as outlined on Exhibit A attached hereto and made a part hereof (the "Expansion Space"). Tenant's right, as granted herein, is subject to the following conditions:

     i. Tenant's Right of First Refusal shall be void if, at any time, Tenant has been, more than two (2) times during the Term of this Lease in material default or is currently in material default in the performance of any of its obligations under the Lease;

     ii. Tenant's Right of First Refusal shall be subject to Landlord's review and approval of Tenant's then current financial condition; and

     iii. Tenant's Right of First Refusal shall be subject to the rights of the then existing tenant pursuant to its existing Lease, as such Lease may be modified, amended or extended.

Provided the above conditions are satisfied, and upon Landlord's receipt of a bona fide third party offer to lease the Expansion Space which Landlord is willing to accept (other than by the current occupant of the Expansion Space), Landlord will notify Tenant in writing (i) that Landlord has received such third party offer and (ii) of all material terms of such third party offer to lease such Expansion Space to Tenant. Tenant shall have three (3) business days after delivery of such notice to notify Landlord in writing ("Election Notice") of Tenant's election to lease all the Expansion Space upon those terms. If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space; (ii) Landlord may thereafter enter into a Lease Agreement with a third party; and (iii) all rights under this Right of First Refusal shall terminate and be of no further force and effect. Time is of the essence herein.

In the event Tenant exercises this Right of First Refusal as herein provided, Tenant shall provide Landlord a $25,000.00 nonrefundable deposit, and the parties shall have ten (10) working days after Landlord receives the Election Notice from Tenant in which to execute an amendment to the Lease setting forth the agreed-upon terms. Upon full execution of an amendment for the Expansion Space, the nonrefundable deposit shall be credited toward Rent or security deposit for the Expansion Space, as agreed between the parties.

This Right of Refusal shall terminate and be of no force and effect if, at any time, the Premises are being subleased at the time of this Right of First Refusal is offered, except to a Related Entity.

This Right of First Refusal is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease, except to a Related Entity.

Should Tenant exercise the Right herein, Landlord and Tenant shall execute an amendment to this Lease, adding the Expansion Space to the Premises and adjusting the Rent and Tenant's proportionate share of the items set forth in Paragraph 3 of this Lease. If Tenant does not elect to exercise the Right herein, based upon the material terms proposed by Landlord, all Rights under this Right of First Refusal shall terminate and be of no further force and effect.